Impact of COVID-19 pandemic	12 Months Ended
Dec. 31, 2020
Impact of COVID-19 pandemic
Impact of COVID-19 pandemic

Impact of COVID-19 pandemic

The trading environment in 2020 saw a material reduction in the global demand for crude oil driven by the lockdown measures implemented worldwide to contain the spread of the COVID-19 pandemic causing a sharp contraction in economic activity, international commerce and travel, mainly during the peak of the crisis in the first and second quarter of 2020.

The shock in the hydrocarbon demand occurred against the backdrop of a structurally oversupplied oil market, as highlighted by the disagreements among OPEC+ members on the response to be adopted to manage the crisis in early March 2020. The producing countries of the cartel decided against maintaining the existing quotas and as a result the market was inundated with production while demand was crumbling. Those developments led to a collapse in commodity prices.

At the peak of the downturn, between March and April, the Brent marker price fell to about 15 $/barrel, the lowest level in over twenty years. The oversupply drove oil markets into contango, a situation when prices per prompt delivery quote below prices for future deliveries, while both land and floating storages reached the highest technical filling levels.

Since May, oil prices have been staging a turnaround thanks to an agreement reached within OPEC+ which implemented production cuts and an ongoing recovery in the world economy and oil consumption following an ease to restrictive measures, which were driven in large part by a strong rebound of activity in China. Brent prices recovered to almost 45 $/barrel in the summer months.

However, during the autumn months the macroeconomic rebound hit a standstill in the USA and in Europe due to a continuous recrudescence in virus cases, which forced the governments and local authorities in those countries to reinstate partial or full lockdowns and other restrictive measures that weighted heavily on oil and products demands as millions of people continued living stranded.

In this period, crude oil prices were supported by strict production discipline on part of OPEC+ members and the market was able to accommodate the return of Libya’s production by the end of September.

Barometer of the weakness of the fundamentals in the energy sector in the third quarter was the trend in the refining margins which dropped into negative territory due to weak demand for fuels and the crisis in the airline sector, which prevented refiners from passing the cost of the crude oil feedstock to the final prices of products. To make things worse, OPEC+ production cuts impacted the availability of medium-heavy crudes, narrowing the price differentials with light-medium qualities like the Brent crude and squeezing the refiners’ conversion advantage.

However, since mid-November a few market and macroeconomic developments triggered a rally in oil prices, which reached 50 $/bbl at the end of the year rebounding from the still depressed level of October and then rose to an average of over 60 $/barrel in the first quarter of 2021.

In 2020 due to the macroeconomic and market developments  caused by the COVID-19 pandemic, the price of the Brent benchmark crude oil prices decreased by 35% compared to the previous year, with an annual average of 42 $/barrel, the price of natural gas at the Italian spot market “PSV” declined on average by 35%, and the Standard Eni Refining Margin – SERM decreased by 60%.

Considering the market trends, management revised the Company’s outlook for hydrocarbons prices assuming a  more conservative oil scenario with a Long Term Brent price at 60 $/barrel in 2023 real terms (compared to the previous projection of 70 $/barrel) to reflect the possible structural effects of the pandemic on oil demand and the risk that the energy transition will accelerate due to the fiscal policies adopted by governments to rebuild the economy on more sustainable basis. These developments had negative, material effects on Eni’s results of operations and cash flow.

In 2020, Eni reported a net loss of €8.6 billion due to the reduction in revenues driven by lower realized prices and margins for hydrocarbons with an estimated impact of €6.8 billion and lower production volumes and other business impacts caused by the COVID-19 pandemic for €1 billion, as well as the recognition of impairment losses of €3.2 billion taken at oil&gas assets and refineries due to a revised management’s outlook on long-term oil and gas prices and lowered assumptions for the refining margins. A loss of approximately €1.3 billion was incurred in relation to the evaluation of inventories of oil and products, which were aligned to their net realizable values at period end, and a  €1.7 billion loss taken at equity-accounted investments. All these trends caused the Group to incur an operating loss of €3.3 billion.

These effects were partially offset by cost efficiencies and other management initiatives to counter the effects of the pandemic. Furthermore, the Group net loss for the year was also affected for €1.3 billion by the write-down of deferred tax assets.

Net cash provided by operating activities declined to €4.8 billion with a reduction of 61% compared to 2019, due to lower prices of hydrocarbons and other scenario effects for €6 billion and the negative impact on operations associated with the COVID-19 for €1.3 billion attributable to reduced expenditures, lower demand for fuel and chemicals, longer maintenance standstills in response to the COVID-19 emergency, lower LNG offtakes and lower gas demand and higher provisions for impairment losses at trade receivables.

These negative impacts were partially offset by cost savings and other initiatives in response to the pandemic crisis.

In order to respond to this large-scale shortfall, management has taken several decisive actions to preserve the Company’s liquidity, the ability to cover maturing financial obligations and to mitigate the impact of the crisis on the Group’s net financial position, as follows:

•

In 2020 Eni reduced capital expenditures by a significant amount. Those capex reductions mainly related to upstream activities, targeting production optimization activities and the rephasing of certain development projects. The delayed or re-phased activities can be restarted quickly in normal conditions, determining a recovery of related production.

•	Implemented widespread cost reduction initiatives across all businesses resulting in significant cost savings.
•	In May 2020, a €2 billion bond was issued. Then, in October two hybrid bonds were issued for a total amount of €3 billion; those latter bonds are classified among equity for balance sheet purposes.
•	A share repurchase program approved before the start of the crisis was put on hold.
•

Established a new dividend policy with the introduction of a variable component of the dividend in line with the volatility of the scenario. The new policy establishes a floor dividend currently set at 0.36 €/share under the assumption of a Brent scenario of at least 43 $/barrel and a growing variable component based on a recovery in the crude oil scenario. The floor amount will be revalued over time depending on the Company delivering on its industrial targets. For 2020, the dividend proposal is equal to the floor dividend.

The Company limited the increase in net borrowings before IFRS 16 which closed the year at €11.6 billion (unchanged over 2019), while retaining leverage at 0.31.  The Company can count to fulfill the financial obligations coming due in the next future on a liquidity reserve of €20.4 billion as of December 31, 2020, consisting of:

•	cash and cash equivalents of €9.4 billion;
•	€5.3 billion of undrawn committed borrowing facilities;
•	€5.5 billion of readily disposable securities (mainly government bonds and corporate investment grade bond) and €0.2 billion of short-term financing receivables.

This reserve is considered adequate to cover the main financial obligations maturing in the next twelve months relating to:

•	short-term debt of €2.9 billion;
•	maturing bonds of €1.1 billion and other maturing long-term debt of €1.1 billion
•	committed investments of €4.3 billion;
•	instalments of leasing contracts coming due of €1.1 billion
•	the payment of a floor dividend for approximately €1.5 billion (including the final 2020 dividend and the interim floor dividend for 2021 due to paid in September).